                                                                    EXHIBIT 23.2



                   CONSENT OF MULDOON, MURPHY & FAUCETTE LLP
                   -----------------------------------------


     We hereby consent to the filing of the form of our opinion with respect to the federal income tax consequences of the merger as an exhibit to the Registration Statement on Form S-4 of SouthBanc Shares, Inc. and to the references to us in the Joint Proxy Statement-Prospectus forming a part of the Registration Statement.



April 26, 2000                                Sincerely,



                                              /s/ MULDOON, MURPHY & FAUCETTE LLP